Exhibit 10.4

BE RESOURCES INC.

SUBSCRIPTION AGREEMENT
(Canadian and Non-U.S. Subscribers)

(UNITS)

THE UNITS BEING OFFERED FOR SALE MAY ONLY BE PURCHASED BY CANADIAN RESIDENTS AND RESIDENTS OF A JURISDICTION OTHER THAN CANADA (EXCLUDING RESIDENTS OF THE UNITED STATES OF AMERICA), IN EACH CASE PURSUANT TO AVAILABLE EXEMPTIONS UNDER APPLICABLE SECURITIES LEGISLATION.

INSTRUCTIONS

All Subscribers:

1.	Complete and sign the Execution Pages of the subscription agreement.

2.	Complete and sign Schedule B attached to the subscription agreement.

3.	Complete Schedule C attached to the subscription agreement.

Canadian Subscribers only:

Also complete and sign Schedule D attached to the subscription agreement, if applicable, and Appendix A attached thereto (this schedule does not have to be completed and signed by Subscribers who are not Canadian or by Subscribers purchasing at least $150,000).

__________________________________________

A completed and originally executed copy of, and the other documents required to be delivered with, this subscription agreement must be delivered by no later than 1:00 p.m. (Toronto time) on May 28, 2010 to MGI Securities Inc. at Suite 900, 26 Wellington St. East, Toronto, Ontario M5E 1S2, Attention: Ross Oldcorn (Tel: 416-864-6484, Fax: 416-864-6485, email: roldcorn@mgisecurities.com).

SUBSCRIPTION AGREEMENT

TO: Purchasers of Units of BE RESOURCES INC.

Dear Sirs/Mesdames:

Re: Sale of Units

This subscription agreement is to confirm your agreement to purchase from BE Resources Inc. (the “Corporation”), subject to the terms and conditions set forth herein, that number of Units (as hereinafter defined) set out above your name on the execution pages hereof at the price of $0.30 per Unit (the “Purchase Price”). Each Unit is comprised of one common share in the capital of the Corporation (a “Common Share”) and one-half of one common share purchase warrant of the Corporation, each whole warrant (a “Warrant”) being exercisable to acquire one Common Share at an exercise price of $0.50 per Common Share for a period of 24 months after the Closing Date (as hereinafter defined), subject to early expiry as set out in Schedule A herein. The Purchased Securities (as hereinafter defined) form part of a larger sale by the Corporation of up to an aggregate of 10,000,000 Units through MGI Securities Inc. (the “Agent”). A term sheet with respect to the Offering (as hereinafter defined) of the Offered Securities (as hereinafter defined) is attached hereto as Schedule A.

The Corporation and the undersigned further agree that $0.29 of the Purchase Price will be allocated to the Common Share comprising part of each Unit and that $0.01 of the Purchase Price will be allocated to the one-half of one Warrant comprising part of each Unit. The proceeds of the Offered Securities will be immediately available to the Corporation.

1.	Definitions

	(a)	Definitions: In this Agreement, unless the context otherwise requires:

		(i)	“Agency Agreement” means the agency agreement to be dated the Closing Date between the Corporation and the Agent;

		(ii)	“Agent” has the meaning ascribed to such term on the face page hereof;

(iii)

“Agent’s Compensation Options” means the non-transferable compensation options granted to the Agent or selling group member by the Corporation entitling the holder to purchase one Unit at a price of $0.30 per Unit at any time prior to the date that is 24 months from the Closing Date;

		(iv)	“Agreement” means this subscription agreement, including all schedules, as the same may be amended, supplemented or restated from time to time;

		(v)	“Business Day” means a day on which Canadian chartered banks are open for the transaction of regular business in the City of Toronto, Ontario;

		(vi)	“Closing” means the closing of the purchase and sale of the Offered Securities;

		(vii)	“Closing Date” means June 1, 2010 or such other date as the Corporation and the Agent may mutually agree upon in writing;

		(viii)	“Commission” has the meaning ascribed thereto in clause 8(a) hereof:

		(ix)	“Common Share” has the meaning ascribed to such term on the face page hereof;

		(x)	“Corporation” has the meaning ascribed to such term on the face page hereof;

		(xi)	“Dollar” or “$” means a dollar of lawful money of Canada;

(xii)

“Information” means all information regarding the Corporation that is, or becomes, publicly available, together with all information prepared by the Corporation and provided to the Agent or to potential subscribers of the Offered Securities, if any, and includes but is not limited to, all press releases, material change reports, financial statements of the Corporation and all other information regarding the Corporation that is publicly accessible through the Internet’s System for Electronic Document Analysis and Retrieval (SEDAR) available at www.sedar.com;

		(xiii)	“NI 45-106” means National Instrument 45-106 – Prospectus and Registration Exemptions of the Canadian Securities Administrators;

		(xiv)	“Offered Securities” means the up to 10,000,000 Units offered for sale by the Corporation through the Agent;

		(xv)	“Offering” means the offering of the Offered Securities on a best-efforts private placement basis;

(xvi)

“Offering Jurisdictions” means each of the provinces and territories of Canada and such other jurisdictions as may be mutually agreed upon by the Agent and the Corporation where the Offered Securities are offered to prospective purchasers, as the context permits or requires, collectively;

(xvii)

“Person” means an individual, a firm, a corporation, a syndicate, a partnership, a trust, an association, an unincorporated organization, a joint venture, an investment club, a government or an agency or political subdivision thereof and every other form of legal or business entity of whatsoever nature or kind;

(xviii)	“Purchase Price” has the meaning ascribed to such term on the face page hereof;

(xix)	“Purchased Securities” means the Offered Securities purchased by the Subscriber;

(xx)	“Regulation D” means Regulation D under the U.S. Securities Act;

(xxi)	“Regulation S” means Regulation S under the U.S. Securities Act;

(xxii)	“Reporting Jurisdictions” means British Columbia, Alberta and Ontario collectively;

(xxiii)	“SEC” means the United States Securities and Exchange Commission;

(xxiv)

“Securities Laws” means the securities legislation and regulations of, and the instruments, policies, rules, orders, codes, notices and interpretation notes of the applicable securities regulatory authority or applicable securities regulatory authorities of, the applicable jurisdiction or jurisdictions collectively;

(xxv)	“Stock Exchange” means the TSX Venture Exchange;

(xxvi)	“Subject Shares” means the Unit Shares and the Warrant Shares, collectively;

(xxvii)

“Subscriber” means the Person purchasing the Purchased Securities and whose name appears on the first execution page hereof and who has signed this Agreement or, if the Person whose name appears on the first execution page hereof has signed this Agreement as agent for, or on behalf of, a beneficial purchaser and is not a trust company, trust corporation or portfolio manager deemed to be purchasing the Purchased Securities as principal under NI 45- 106, the Person who is the beneficial purchaser of the Purchased Securities as disclosed on the execution pages hereof;

(xxviii)

“Units” means the units of the Corporation being offered for sale by the Corporation pursuant to the Offering through the Agent, each Unit being comprised of one Common Share and one-half of one Warrant;

(xxix)	“Unit Shares” means the Common Shares comprising part of the Units;

(xxx)	“United States” or “U.S.” means the United States of America, its territories and possessions, any State of the United States and the District of Columbia;

(xxxi)

“U.S. Person” means a “U.S. person” as defined in Regulation S. Without limiting the foregoing, but for greater clarity in this Agreement, a U.S. Person includes, subject to the exclusions set forth in Regulation S, (1) any natural person resident in the United States, (2) any partnership or corporation organized or incorporated under the laws of the United States, (3) any estate or trust of which any executor, administrator or trustee is a U.S. Person, (4) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States, and (5) any partnership or corporation organized or incorporated under the laws of any non U.S. jurisdiction which is formed by a U.S. Person principally for the purpose of investing in securities not registered under the U.S. Securities Act, unless it is organized or incorporated, and owned, by U.S. Accredited Investors who are not natural persons, estates or trusts;

(xxxii)

“U.S. Purchaser” means any Person who is a U.S. Person, a Person in the United States or a Person purchasing the Purchased Securities for the account or for the benefit of a U.S. Person or a Person in the United States, or a Person who is otherwise subject to the Securities Laws of the United States;

(xxxiii)	“U.S. Securities Act” means the United States Securities Act of 1933, as amended;

(xxxiv)	“Warrant Certificates” means the certificates representing the Warrants;

(xxxv)	“Warrant Shares” means the Common Shares issuable upon the exercise of the Warrants; and

(xxxvi)	“Warrants” has the meaning ascribed to such term on the face page hereof.

2.	Conditions of Purchase

In connection with your purchase of the Purchased Securities, the following documents are attached hereto which you are requested to complete and sign as indicated and return together with an executed copy of this Agreement as soon as possible and in any event no later than 1:00 p.m. (Toronto time) on May 28, 2010:

(a)	Schedule B, an information sheet and, to the extent required, Appendix A to Schedule B, being Form 4C in the form required by the Stock Exchange;

(b)	Schedule C, with respect to registration and delivery instructions; and

(c)

if you are, or, if applicable, the beneficial purchaser for whom you are contracting hereunder is, a resident of, or otherwise subject to the Securities Laws of, a jurisdiction of Canada (and subscribing for less than $150,000 of Units), Schedule D, being, among other things, the applicable “accredited investor” certificate, unless paragraph 4B(b) applies.

The obligation of the Corporation to sell the Purchased Securities to the Subscriber is subject to, among other things, the conditions that:

(a)

you execute and return all documents required by the Securities Laws of the applicable Offering Jurisdiction and the policies of the Stock Exchange for delivery on your behalf, including the forms set out in Schedules B to D attached hereto, as applicable, to the Corporation as the sale of the Purchased Securities by the Corporation to the Subscriber will not be qualified by a prospectus or registration statement;

(b)

the representations and warranties made by you and, if applicable, any beneficial purchaser for whom you are contracting hereunder (including representations and warranties made in any schedule attached hereto, as applicable), herein are true and correct when made and are true and correct on the Closing Date with the same force and effect as if they had been made on and as of such date;

(c)

all covenants, agreements and conditions contained in this Agreement to be performed by you and, if applicable, any beneficial purchaser for whom you are contracting hereunder, on or prior to the Closing Date shall have been performed or complied with in all material respects; and

(d)	all necessary regulatory approvals being obtained prior to the Closing Date.

By returning this Agreement you consent and, if applicable, any beneficial purchaser for whom you are contracting hereunder consents, to the filing by the Corporation of all documents and personal information concerning the Subscriber provided in this Agreement required by the Securities Laws of the Offering Jurisdictions and the policies of the Stock Exchange.

If you are not subscribing for the Purchased Securities as principal for your own account and you are not an accredited investor that is a trust company, trust corporation or portfolio manager deemed to be purchasing as principal under NI 45-106, each beneficial purchaser for whom you are contracting hereunder must be purchasing the Purchased Securities as principal, be disclosed on the execution page hereof as the Principal and (unless you are an authorized agent with power to sign on behalf of the beneficial purchaser) must execute all documents required by the Securities Laws of the Offering Jurisdictions and the policies of the Stock Exchange with respect to the Purchased Securities being acquired by each such beneficial purchaser as principal. If you are signing this Agreement as agent or pursuant to a power of attorney for the Subscriber, you represent and warrant that you have authority to bind the Subscriber.

You agree, and you agree to cause any beneficial purchaser for whom you are contracting hereunder, to comply with all Securities Laws of the Offering Jurisdictions and with the policies of the Stock Exchange concerning the purchase of, the holding of, and the resale restrictions applicable to, the Purchased Securities.

You acknowledge and, if applicable, any beneficial purchaser for whom you are contracting hereunder acknowledges, that the Corporation has the right to close the subscription books at any time without notice and to accept or reject any subscription, in whole or in part, in its sole discretion.

3.	The Closing

Delivery and payment for the Purchased Securities will be completed at the Closing of the purchase and sale of the Offered Securities at the offices of counsel to the Corporation at Suite 3900, 1 First Canadian Place, 100 King Street West, Toronto, ON M5X 1B2 at 10:00 am, Toronto time, on the Closing Date. If, at the Closing, the terms and conditions contained in the Agency Agreement have been complied with to the satisfaction of the Agent or waived by the Agent, the Agent will deliver to the Corporation all completed subscription agreements, including this Agreement, and deliver to the Corporation the net subscription proceeds of the Offering, against delivery by the Corporation of certificates representing the Purchased Securities, certificates representing the Agent’s Compensation Options and such other documentation as may be requested by the Agent.

Certificates representing the Purchased Securities will be available for delivery to you against payment to the Agent of the amount of the Purchase Price for the Purchased Securities in freely transferable Canadian funds. Such payment is to be made by bank draft, certified cheque or other form of immediately available funds payable in favour of the Agent through which the Subscriber subscribed for the Purchased Securities or such other Person as the Agent shall advise you. You, on your behalf or on behalf of others for whom you are contracting hereunder, hereby irrevocably appoint the Agent to act as your agent for the purpose of acting as your representative at the Closing and hereby appoint the Agent, with full power of substitution, as your true and lawful attorney in your place or stead to execute in your name and on your behalf all closing receipts and documents required, to complete or correct any errors or omissions in any form or document provided by you, to approve any opinion, certificate or other document addressed to you, to waive, in whole or in part, any representation, warranty, covenant or condition for your benefit and contained in the Agency Agreement or in this Agreement, to exercise any right of termination contained in the Agency Agreement and to terminate or not deliver this Agreement if any condition is not satisfied, in such manner and on such terms and conditions as the Agent in its sole discretion may determine and to accept delivery of the certificates representing the Purchased Securities on the Closing Date.

4.	Prospectus Exemptions

The sale of the Purchased Securities by the Corporation to the Subscriber is conditional upon such sale being exempt from the requirements as to the filing of a prospectus or registration statement and as to the preparation and delivery of an offering memorandum or similar document contained in any statute, regulation, instrument, rule or policy applicable to the sale of the Purchased Securities or upon the issue of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or registration statement or delivering an offering memorandum or similar document.

You acknowledge and agree that:

(a)

you, and, if applicable, others for whom you are contracting hereunder, have been independently advised as to or are aware: (i) of the restrictions with respect to trading in, and the restricted period or statutory hold period applicable to, the Unit Shares, the Warrants and the Warrant Shares imposed by the Securities Laws of the jurisdiction in which you reside or to which you are subject and by the policies of the Stock Exchange; (ii) that the resale of the Offered Securities and, if applicable, the Warrant Shares, may be prohibited until the expiry of the applicable hold period except for any resale made in accordance with limited exemptions under applicable Securities Laws; (iii) it is the Subscriber’s responsibility to find out what restrictions apply and to comply with them; and (iv) that a suitable legend or legends will be placed on the certificates representing the Unit Shares, the Warrants and, if applicable the Warrant Shares, to reflect the applicable restricted period and statutory hold period to which the Unit Shares, the Warrants and, if applicable, the Warrant Shares are subject;

(b)

you, and, if applicable, others for whom you are contracting hereunder: (i) have not received or been provided with a prospectus, registration statement, offering memorandum (within the meaning of the Securities Laws of the Offering Jurisdictions) or any document purporting to describe the business and affairs of the Corporation which has been prepared for review by prospective purchasers to assist in making an investment decision in respect of the Offered Securities; and (ii) that your decision, or, if applicable, the decision of others for whom you are contracting hereunder, to enter into this Agreement and to purchase the Purchased Securities from the Corporation is based entirely upon this Agreement and the Information and not upon any other verbal or written representation as to fact or otherwise made by or on behalf of the Corporation or the Agent;

(c)	you, or, if applicable, others for whom you are contracting hereunder,

(i)

acknowledge that the Information on which you, or, if applicable, others for whom you are contracting hereunder relied in connection with the investment in the Purchased Securities has not been independently investigated or verified by the Agent; and

(ii)

acknowledge that you are not relying upon the Agent to conduct any due diligence investigation on your behalf concerning the business, financial position, condition or prospects of the Corporation and agree that the Agent assumes no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of any such Information or as to whether all information concerning the Corporation required to be disclosed by the Corporation has been publicly disclosed;

(d)

the Subscriber is solely responsible for obtaining such tax, investment, legal and other professional advice as it considers appropriate in connection with the execution, delivery and performance by it of this Agreement and the transactions contemplated hereunder (including the resale and transfer restrictions referred to herein), and, without limiting the generality of the foregoing:

	(i)	the Corporation’s counsel are acting solely as counsel to the Corporation and not as counsel to the Subscriber;

	(ii)	the Agent’s counsel are acting solely as counsel to the Agent and not as counsel to the Subscriber; and

(iii)

the Agent is acting solely as financial advisors to the Corporation and not as financial advisors to the Subscriber, or as agent of, the Subscriber, except insofar as is necessary at the Closing to deliver payment for the Purchased Securities to the Corporation on behalf of the Subscriber and to accept and deliver the Purchased Securities to the Subscriber after the Closing;

(e)	as a consequence of the sale of the Purchased Securities being exempt from the prospectus and registration requirements of the Securities Laws of the Offering Jurisdictions:

(i)

certain protections, rights and remedies provided by the Securities Laws of the Offering Jurisdictions, including statutory rights of rescission and certain statutory remedies against an issuer, agents, underwriters, auditors, directors and officers that are available to investors who acquire securities offered by a prospectus or registration statement, will not be available to you, or, if applicable, others for whom you are contracting hereunder;

(ii)

the common law may not provide you or, if applicable, others whom you are contracting hereunder, with an adequate remedy if you or, if applicable, others for whom you are contracting hereunder, suffer investment losses in connection with the Purchased Securities;

(iii)

you, or, if applicable, others for whom you are contracting hereunder, may not receive information that would otherwise be required to be given under the Securities Laws of the Offering Jurisdictions; and

	(iv)	the Corporation is relieved from certain obligations that would otherwise apply under the Securities Laws of the Offering Jurisdictions;

(f)	no Person has made any written or oral representation:

	(i)	that any Person will resell or repurchase the Purchased Securities;

	(ii)	that any Person will refund the Purchase Price; or

	(iii)	as to the future price or value of the Common Shares or the Warrants comprising the Units; and

(g)	the Corporation may complete additional financings in the future which may have a dilutive effect on existing shareholders at such time.

By your acceptance of this Agreement, you, and, if applicable, any others for whom you are contracting hereunder represent, warrant and acknowledge to the Agent and to the Corporation (which representations, warranties and acknowledgements shall be true and correct both as of the date of execution of this Agreement and as of the Closing Date and shall survive the Closing) that:

A.	General:

(a)

You are, and any beneficial purchaser for whom you are contracting hereunder is, resident, or if not an individual, has the head office, in the jurisdiction set out on the line entitled “residential address, including postal code” above your signature or on the line entitled “residential address and telephone number of beneficial purchaser” below your signature, as applicable, set forth on the execution pages of this Agreement, which address is your residence or place of business, or the residence or place of business of any beneficial purchaser for whom you are contracting hereunder, as applicable, and such address was not obtained or used solely for the purpose of acquiring the Purchased Securities.

(b)

If you are an individual, you have attained the age of majority in the jurisdiction in which you are resident and have the legal capacity and competence to enter into and be bound by this Agreement and to perform the covenants and obligations herein.

(c)

If you are not an individual: (i) you have the legal capacity to authorize, execute and deliver this Agreement; and (ii) the individual signing this Agreement has been duly authorized to execute and deliver this Agreement.

(d)

You are, and any beneficial purchaser for whom you are contracting hereunder is, at arm’s-length, within the meaning of the Securities Laws of the Offering Jurisdictions and the policies of the Stock Exchange, with the Corporation.

(e)

Legal counsel retained by the Corporation and legal counsel retained by the Agent are acting as counsel to the Corporation and the Agent respectively and not as counsel to the Subscriber and the Subscriber may not rely upon such counsel in any respect. The Subscriber understands it should obtain independent legal advice with respect to the investment in the Purchased Securities. The Subscriber has been independently advised as to the meanings of all terms contained herein relevant to the Subscriber for the purposes of giving representations, warranties and covenants hereunder and with respect to full particulars of applicable resale restrictions in its jurisdiction.

(f)

If you are, or, if applicable, any beneficial purchaser for whom you are contracting hereunder is, a resident of a jurisdiction other than a jurisdiction in Canada, you, and, if applicable, any beneficial purchaser for whom you are contracting hereunder: (i) have knowledge of or have been independently advised as to and will comply with the requirements of all the Securities Laws of the jurisdiction of your residence or the residence of any beneficial purchaser for whom you are contracting hereunder, as the case may be; (ii) confirm that the requirements of the Securities Laws in the jurisdiction of your residence or the residence of any beneficial purchaser for whom you are contracting hereunder, as the case may be, do not (A) require the Corporation to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind or nature whatsoever, (B) require the Corporation to prepare and file a prospectus, registration statement or similar document or to register the Units or (C) impose any registration or other requirements on the Agent; and (iii) will provide such evidence of compliance with all such matters as the Corporation or the Agent may request.

(g)

You are, and, if applicable, any beneficial purchaser for whom you are contracting hereunder is capable of assessing the proposed investment in the Purchased Securities as a result of financial or investment experience or as a result of advice received from a registered person other than the Corporation or an affiliate thereof and you are or, if applicable, any beneficial purchaser for whom you are contracting hereunder is, as the case may be, able to bear the economic loss of the investment in the Purchased Securities;

(h)	You are not a U.S. Purchaser and you are not acquiring the Purchased Securities on behalf of any U.S. Purchaser;

(i)	The Purchased Securities were not offered to you or any beneficial purchaser for whom you are contracting in the United States;

(j)

At the time the buy order for the Purchased Securities was originated, you were, and, if applicable, any beneficial purchaser for whom you are contracting hereunder was, outside the United States and this Agreement was not executed or delivered in the United States;

(k)

The Offered Securities were not offered to you or any beneficial purchaser for whom you are contracting hereunder as a result of any directed selling efforts (as that term is defined by Regulation S) in the United States, which would include any activity (such as placing an advertisement in a publication with a general circulation in the United States that refers to the Offered Securities) undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Offered Securities;

(l)	The current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to evade the registration requirements of the U.S. Securities Act;

(m)

The Offered Securities have not been and will not be registered under the U.S. Securities Act and may not be offered or sold in the United States or to any U.S. Person, unless the securities are registered under the U.S. Securities Act and all applicable state securities laws or an exemption from such registration requirements is available and further agrees that hedging transactions involving such securities may not be conducted unless in compliance with the U.S. Securities Act;

(n)

The Subscriber and if applicable, any beneficial purchaser for whom you are contracting hereunder, understands that the Corporation is the seller of the Purchased Securities and that, for purposes of Regulation S, a “distributor” is any underwriter, dealer or other person who participates, pursuant to a contractual arrangement, in the distribution of securities sold in reliance on Regulation S and that an “affiliate” is any partner, officer, director or any person directly or indirectly controlling, controlled by or under common control with any person in question. Except as otherwise permitted by Regulation S, the Subscriber and if applicable, any beneficial purchaser for whom you are contracting hereunder, agrees that it will not, during the distribution compliance period described in Regulation S, act as a distributor, either directly or through any affiliate, or sell, transfer, hypothecate or otherwise convey the Purchased Securities or underlying securities other than to a non-U.S. Person;

(o)

Neither the Subscriber nor any beneficial purchaser for whom you are contracting hereunder will offer, sell or otherwise dispose of the Purchased Securities in the United States or to a U.S. Person unless (A) the Corporation has consented to such offer, sale or disposition and such offer, sale or disposition is made in accordance with an exemption from the registration requirements under the U.S. Securities Act and the securities laws of all applicable states of the United States or (B) the SEC has declared effective a registration statement in respect of such securities, and the Subscriber understands that the Corporation will refuse to transfer the Purchased Securities absent compliance with the foregoing;

(p)

The Subscriber, and if applicable, any beneficial purchaser for whom you are contracting hereunder, acknowledges and understands that in the event the Purchased Securities are offered, sold or otherwise transferred by the Subscriber or if applicable, the beneficial purchaser for whom you are contracting hereunder, to a non-U.S Person prior to the expiration of the distribution compliance period specified in Regulation S, the purchaser or transferee must agree not to resell such securities except in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration; and must further agree not to engage in hedging transactions with regard to such securities unless in compliance with the U.S. Securities Act;

(q)

In order to exercise the Warrants included in the Units, the holder must certify in writing that it is not a U.S. Person and the Warrant is not being exercised on behalf of a U.S. Person, or that the person provided an opinion of counsel satisfactory to the Corporation that the exercise of the Warrant is exempt from the registration provisions of the U.S. Securities Act;

(r)	The Purchased Securities to be issued hereunder are not being purchased with knowledge of any material fact about the Corporation that has not been generally disclosed;

(s)

You acknowledge and, if applicable, any beneficial purchaser for whom you are contracting hereunder acknowledges, that no agency, governmental authority, securities commission or similar regulatory body, stock exchange or other entity has reviewed, passed on or made any finding or determination as to the merit for investment of the Units nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to the Units;

(t)

This Agreement has been duly executed and delivered and, when accepted by the Corporation, will constitute a legal, valid and binding obligation enforceable against you and, if you are signing this Agreement on behalf of a beneficial purchaser, also against such beneficial purchaser, in each case in accordance with the terms hereof;

(u)

If you are contracting hereunder as trustee or agent (including, for greater certainty, a portfolio manager or comparable adviser) for one or more beneficial purchasers, you are authorized to execute and deliver this Agreement and all other necessary documentation in connection with the subscription made on behalf of such beneficial purchaser or beneficial purchasers and this Agreement has been authorized, executed and delivered on behalf of such beneficial purchaser or beneficial purchasers, and you acknowledge that any or all of the Corporation and the Agent may be required by law to disclose the identity of each beneficial purchaser for whom you are contracting hereunder;

(v)

The execution and delivery of this Agreement, the performance and compliance with the terms hereof, the purchase of the Purchased Securities and the completion of the transactions described herein will not result in any material breach of, or be in conflict with or constitute a material default under, or create a state of facts which, after notice or lapse of time, or both, would, if you are not or any beneficial purchaser for whom you are contracting hereunder is not an individual, constitute a material default under any term or provision of your constating documents, by-laws or resolutions or the constating documents, by-laws or resolutions of any beneficial purchaser for whom you are contracting hereunder, as the case may be, the Securities Laws or any other laws applicable to you or any beneficial purchaser for whom you are contracting hereunder, any agreement to which you are or any beneficial purchaser for whom you are contracting hereunder is a party, or any judgment, decree, order, statute, rule or regulation applicable to you or any beneficial purchaser for whom you are contracting hereunder;

(w)

The funds representing the aggregate Purchase Price in respect of the Purchased Securities which will be advanced by the Subscriber to the Corporation hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (for the purposes of this paragraph the “PCMLTFA”) or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (United States) (commonly referred to as the “USA PATRIOT Act”), and you acknowledge that the Corporation may in the future be required by law to disclose the name of the Subscriber and other information relating to this Agreement and the subscription hereunder, on a confidential basis, pursuant to the PCMLTFA. To the best of your knowledge, none of the subscription funds provided by the Subscriber: (i) have been or will be derived directly or indirectly from or related to any activity that is deemed criminal under the laws of Canada, the United States or any other jurisdiction; or (ii) are being tendered on behalf of a person or entity who has not been identified to you, and you will promptly notify the Corporation if you discover that any of such representations cease to be true and will provide the Corporation with appropriate information in connection therewith;

(x)

You, on your own behalf and, if applicable, on behalf of each beneficial purchaser for whom you are contracting hereunder, acknowledge and consent to the fact that the Corporation and the Agent are collecting your personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time), and, if applicable, that of each beneficial purchaser for whom you are contracting hereunder, for the purpose of completing this Agreement. You, on your own behalf and, if applicable, on behalf of each beneficial purchaser for whom you are contracting hereunder, acknowledge and consent to the Corporation and the Agent retaining such personal information for as long as permitted or required by law or business practices. You, on your own behalf and, if applicable, on behalf of each beneficial purchaser for whom you are contracting hereunder, further acknowledge and consent to the fact that the Corporation or the Agent may be required by the Securities Laws of the Offering Jurisdictions, the rules and policies of any stock exchange or the rules of the Investment Industry Regulatory Organization of Canada to provide regulatory authorities with any personal information provided under this Agreement. You represent and warrant, as applicable, that you have the authority to provide the consents and acknowledgements set out in this paragraph on behalf of each beneficial purchaser for whom you are contracting hereunder. In addition to the foregoing, you agree and acknowledge that the Corporation or the Agent, as the case may be, may use and disclose your personal information, or that of each beneficial purchaser for whom you are contracting hereunder, as follows:

(i)

for internal use with respect to managing the relationships between and contractual obligations of the Corporation or the Agent and you or any beneficial purchaser for whom you are contracting hereunder;

	(ii)	for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to Canada Revenue Agency;

	(iii)	for disclosure to securities regulatory authorities and other regulatory bodies with jurisdiction with respect to reports of trades and similar regulatory filings;

	(iv)	for use and disclosure to the Stock Exchange (as set forth in Stock Exchange Appendix 6A) pursuant to Stock Exchange Form 4B entitled “Private Placement Notice Form”;

(v)

for disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

	(vi)	for disclosure to professional advisers of the Corporation or the Agent in connection with the performance of their professional services;

	(vii)	for disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with your prior written consent;

	(viii)	for disclosure to a court determining the rights of the parties under this Agreement; or

	(ix)	for use and disclosure as otherwise required or permitted by law;

(y)

If you are, or the beneficial purchaser for whom you are contracting hereunder is, a resident of the Province of Ontario, you authorize the indirect collection of personal information (as defined in the Securities Laws of the Province of Ontario) by the Ontario Securities Commission and confirm that you have been notified by the Corporation:

	(i)	that the Corporation will be delivering such personal information to the Ontario Securities Commission;

	(ii)	that such personal information is being collected indirectly by the Ontario Securities Commission under the authority granted to it in the Securities Laws of the Province of Ontario;

	(iii)	that such personal information is being collected for the purpose of the administration and enforcement of the Securities Laws of the Province of Ontario; and

(iv)

that the title, business address and business telephone number of the public official in the Province of Ontario who can answer questions about the Ontario Securities Commission’s indirect collection of personal information is as follows:

Administrative Assistant to the Director of Corporate Finance
Ontario Securities Commission
Suite 1903, Box 55, 20 Queen Street West
Toronto, Ontario M5H 3S8
Telephone:     416-593-8086

(z)

You, on your own behalf and, if applicable, on behalf of each beneficial purchaser for whom you are contracting hereunder, acknowledge and consent to the fact that the Stock Exchange, its affiliates, authorized agents, subsidiaries and divisions collect personal information (as such term is defined in the Corporate Finance Manual of the Stock Exchange) in certain information forms, which are submitted to the Stock Exchange, including the form attached hereto as Schedule B, and use such information for the following purposes:

	(i)	to conduct background checks;

	(ii)	to verify the personal information that has been provided about each individual;

	(iii)	to provide disclosure to market participants as to the security holdings of directors, officers, other insiders and promoters of the Corporation, or its associates or affiliates;

	(iv)	to conduct enforcement proceedings; and

(v)

to perform other investigations as required by and to ensure compliance with all applicable rules, policies, rulings and regulations of the Stock Exchange, securities legislation and other legal and regulatory requirements governing the conduct and protection of the public markets in Canada.

As part of above-mentioned process, the Stock Exchange also collects additional personal information from other sources, including but not limited to, securities regulatory authorities in Canada or elsewhere, investigative, law enforcement or self-regulatory organizations, regulations services providers and each of their subsidiaries, affiliates, regulators and authorized agents, to ensure that the purposes set out above can be accomplished.

The personal information collected by the Stock Exchange may also be disclosed:

		(i)	to the agencies and organizations in the preceding paragraph, or as otherwise permitted or required by law, and they may use it in their own investigations for the purposes described above; and

		(ii)	on the website of the Stock Exchange or through printed materials published by or pursuant to the directions of the Stock Exchange.

You on your own behalf and, if applicable, on behalf of each beneficial purchaser for whom you are contracting hereunder, acknowledge and consent to all of the foregoing and to the fact that the Stock Exchange may from time to time use third parties to process information and/or provide other administrative services. In this regard, the Stock Exchange may share the information with such third party service providers; and

(aa)

The representations, warranties and covenants of the Subscriber herein are made with the intent that they may be relied upon in determining the suitability of a purchaser of Units and will survive the completion of the issuance of the Units.

B.

All Purchasers: If you, or any beneficial purchaser for whom you are contracting, are resident in, or are otherwise subject to the Securities Laws of a jurisdiction of Canada, then either of paragraph 4B(a) or 4B(b) applies to you:

	(a)	Accredited Investors:

		(i)	you are either purchasing the Purchased Securities:

(A)

as principal and not for the benefit of any other Person, or you are deemed under NI 45-106 to be purchasing the Purchased Securities as principal, and you are an “accredited investor” within the meaning of NI 45-106; or

(B)

as agent for a beneficial purchaser disclosed as the principal on the second execution page of this Agreement, and you are an agent or trustee with proper authority to execute all documents required in connection with the purchase of the Purchased Securities on behalf of such disclosed beneficial purchaser and such disclosed beneficial purchaser for whom you are contracting hereunder is purchasing as principal and not for the benefit of any other Person, or is deemed under NI 45-106 to be purchasing the Purchased Securities as principal, and such disclosed beneficial purchaser is an “accredited investor” within the meaning of NI 45-106;

(ii)

if you are, or the beneficial purchaser for whom you are contracting hereunder is, as the case may be, a Person, other than an individual or investment fund, that has net assets of at least $5,000,000, you were not, or the beneficial purchaser for whom you are contracting hereunder was not, as the case may be, created or used solely to purchase or hold securities as an accredited investor; and

	(iii)	you have concurrently executed and delivered a certificate in the form attached as Schedule D hereto.

(b)	Minimum Amount Investment:

	(i)	you are either purchasing the Purchased Securities:

		(A)	as principal and not for the benefit of any other Person, and your aggregate acquisition cost, payable by you in cash at the Closing, for the Purchased Securities is not less than $150,000; or

(B)

as agent for a beneficial purchaser disclosed on the second execution page of this Agreement, and you are an agent or trustee with proper authority to execute all documents required in connection with the purchase of the Purchased Securities on behalf of such disclosed beneficial purchaser and such disclosed beneficial purchaser for whom you are contracting hereunder is purchasing as principal and not for the benefit of any other Person, and the aggregate acquisition cost of such disclosed beneficial purchaser, payable by such disclosed beneficial purchaser in cash at the Closing, for the Purchased Securities is not less than $150,000; and

(ii)

you were not, or the beneficial purchaser for whom you are contracting hereunder was not, as the case may be, created or used solely to purchase or hold securities in reliance on this exemption from the prospectus requirement.

5.	Legends

You acknowledge that the certificates representing the Unit Shares, and, if necessary, the certificates representing the Warrant Shares, will bear the following legends:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [the date which is four months and one day after the Closing Date will be inserted].”

and

“WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL [the date which is four months and one day after the Closing Date will be inserted].”

You also acknowledge that the Warrant Certificates will bear the following legends:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [the date which is four months and one day after the Closing Date will be inserted].”

and

“WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL [the date which is four months and one day after the Closing Date will be inserted].”

For purposes of complying with the United States securities laws, the Subscriber and each beneficial purchaser, if any, understands and acknowledges that all certificates issued to the Purchaser representing the Unit Shares, the Warrant and the Warrant Shares shall bear the following legends:

THE SECURITIES REPRESENTED HEREBY [IN THE CASE OF THE WARRANTS: AND ANY SECURITIES ISSUABLE UPON EXERCISE HEREOF] HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO BE RESOURCES INC., (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH RULE 144 OR 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE CORPORATION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT;

provided, that if any such Securities are being sold in compliance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with Canadian local laws and regulations, the legend may be removed by providing a declaration to the Corporation’s registrar and transfer agent and the Corporation in the form attached hereto as Schedule E (or as the Corporation may prescribe from time to time); and provided, further, that, if any such Securities are being sold pursuant to Rule 144 of the U.S. Securities Act or a transaction that does not require registration under the U.S. Securities Act or applicable state securities laws, the legend may be removed by delivery to the registrar and transfer agent of the Corporation of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, to the effect that such legend is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws;

The Corporation will make a notation on its records or give instructions to any registrar and transfer agent of the Securities in order to implement the restrictions on transfer described herein.

6.	Representations and Warranties of the Corporation

The Corporation hereby agrees with the Subscriber that the representations and warranties made by the Corporation to the Agent in the Agency Agreement shall be true and correct in all material respects as of the Closing Date (save and except as waived by the Agent). The Subscriber shall be entitled to rely on the representations, warranties and covenants made by the Corporation to the Agent for the benefit of the Subscribers in the Agency Agreement to the extent that they have not been varied, amended, altered or waived, in whole or in part, by the Agent and they shall survive the Closing of the Offering and shall continue in full force and effect for the benefit of the Subscriber in accordance with the terms of the Agency Agreement. The representations, warranties and covenants made by the Corporation to the Agent for the benefit of the Subscribers in the Agency Agreement are hereby incorporated by reference such that they form an integral part of this Agreement.

7.	Covenants

The Corporation hereby covenants and agrees with the Subscriber as follows:

(a)

Reporting Issuer: The Corporation shall maintain its status as a “reporting issuer” in, and not in default of any requirement of the Securities Laws of, the Reporting Jurisdictions for a period of at least 18 months after the Closing Date.

(b)

Corporate Status: For a period of a least 18 months after the Closing Date, the Corporation shall remain a corporation validly subsisting under the laws of its jurisdiction of incorporation, licensed, registered or qualified as an extra-provincial or foreign corporation in all jurisdictions where the character of its properties owned or leased or the nature of the activities conducted by it make such licensing, registration or qualification necessary and shall carry on its business in the ordinary course and in compliance in all material respects with all applicable laws, rules and regulations of each such jurisdiction.

(c)

Listing on Stock Exchanges: The Corporation shall maintain the listing on the Stock Exchange or another stock exchange acceptable to the Agent of the class of shares of which the Subject Shares form a part for a period of at least 18 months after the Closing Date. The Corporation shall obtain from the Stock Exchange not later than the Closing Date, approval to issue the Purchased Securities.

(d)

Securities Filings: Forthwith after the Closing the Corporation shall file such forms and documents as may be required under the Securities Laws of the Offering Jurisdictions relating to the offering of the Purchased Securities which, without limiting the generality of the foregoing, shall include a Form 45-106F1 as prescribed by NI 45-106.

	(e)	Performance of Acts: The Corporation shall perform and carry out all of the acts and things to be completed by it as provided in this Agreement.

(f)

Directed Selling Efforts and General Solicitation: Prior to the completion of the offering of the Offered Securities, the Corporation will not engage in any “directed selling efforts” as defined in Regulation S or any “general solicitation or general advertising” as defined in Regulation D.

(g)

SEC Foreign Issuer: The Corporation will not take any action which would cause the Corporation not to be an “SEC Foreign Issuer” as defined in National Instrument 71-102 – Continuous Disclosure and Other Exemptions Relating to Foreign Issuers for a period of 18 months after the Closing Date.

	(h)	Use of Proceeds Amount: The Corporation shall use the net proceeds of the Offered Securities to fund drilling activities at its Warm Springs property and for general working capital purposes.

8.	Fee to Agent

(a)

Fee: You, if you are the Subscriber, or if you are not the Subscriber, then on behalf of the Subscriber, acknowledge that the Agent is offering the Offered Securities on a best- efforts private placement basis and, in connection therewith, the Corporation and the Agent will have entered as of the Closing Date into an Agency Agreement pursuant to which the Agent, or members of a selling group formed by the Agent, will receive an aggregate cash commission (the “Commission”) equal to 8% of the gross proceeds of the Offering and Agent’s Compensation Options exercisable to acquire that number of Units from the Corporation as is equal to 10% of the aggregate number of Units sold pursuant to the Offering. The Agent retains the option, in its own and sole discretion, to elect to take all or any part of the Commission in the form of Units upon the closing of the Offering. No other fee or commission is payable by the Corporation in connection with the sale of the Offered Securities.

(b)

Acknowledgement: You, if you are the Subscriber, or if you are not the Subscriber then on behalf of the Subscriber, acknowledge that the Agent has been appointed by the Corporation to act as agent of the Corporation to offer the Offered Securities on a best- efforts private placement basis and acknowledge that the Agent assumes no responsibility or liability of any nature whatsoever for the accuracy or adequacy of the information regarding the Corporation which is publicly available, that the Agent has not engaged in or conducted an independent investigation with respect to the Corporation and that the Agent and the representatives and agents thereof are not liable for any information given or statement made to the Subscriber by the Corporation in connection with the Corporation or the transaction contemplated by this Agreement and the Subscriber hereby releases the Agent and the representatives and agents thereof from any claim that may arise in respect of this Agreement or the transaction contemplated hereby.

9.	General

(a)

Headings: The division of this Agreement into articles and sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms “this Agreement,” “hereof,” “hereunder”, “herein” and similar expressions refer to this Agreement and not to any particular article, section or other portion hereof and include any agreement supplemental thereto and any exhibits attached hereto. Unless something in the subject matter or context is inconsistent therewith, reference herein to articles, sections and paragraphs are to articles, sections, subsections and paragraphs of this Agreement.

(b)	Number and Gender: Words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine gender and neuter and vice versa.

(c)

Severability: If one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality or enforceability of the remaining provisions hereof shall not be affected or impaired thereby. Each of the provisions of this Agreement is hereby declared to be separate and distinct.

(d)

Notices: All notices or other communications to be given hereunder shall be delivered by hand or by telecopier, and if delivered by hand, shall be deemed to have been given on the date of delivery or, if sent by telecopier, on the date of transmission if sent before 5:00 p.m. (Toronto time) and such day is a Business Day or, if not, on the first Business Day following the date of transmission.

(e)	Notices to the Corporation shall be addressed to:

BE RESOURCES INC.
107 Hackney Circle
Elephant Butte, New Mexico
87935 USA

Attention:	David Q. Tognoni
Telecopier:	(575) 744-4014

Notices to the Subscriber shall be addressed to the address of the Subscriber set out on the execution pages hereof.

Either the Corporation or the Subscriber may change its address for service aforesaid by notice in writing to the other party hereto specifying its new address for service hereunder.

(f)

Further Assurances: Each party hereto shall from time to time at the request of the other party hereto do such further acts and execute and deliver such further instruments, deeds and documents as shall be reasonably required in order to fully perform and carry out the provisions of this Agreement. The parties hereto agree to act honestly and in good faith in the performance of their respective obligations hereunder.

(g)	Successors and Assigns: Except as otherwise provided, this Agreement shall enure to the benefit of and shall be binding upon the parties hereto and their respective successors and permitted assigns.

(h)

Entire Agreement: The terms of this Agreement express and constitute the entire agreement between the parties hereto with respect to the subject matter hereof and no implied term or implied liability of any kind is created or shall arise by reason of anything in this Agreement.

(i)	Time of Essence: Time is of the essence of this Agreement.

(j)	Amendments: The provisions of this Agreement may only be amended with the written consent of all of the parties hereto.

(k)

Survival: Notwithstanding any other provision of this Agreement, the representations, warranties, covenants and indemnities of or by the Corporation and the Subscriber contained herein or in any certificate, document or instrument delivered pursuant hereto shall survive the completion of the transactions contemplated by this Agreement.

(l)

Governing Law and Venue: This Agreement, any amendment, addendum, annex, exhibit, supplement or other document relating hereto, any dispute arising from or related hereto, and all related rights, duties and remedies shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein, without reference to their principles governing the choice or conflict of laws, and the parties hereto and their successors in interest irrevocably attorn and submit to the exclusive jurisdiction of the courts of the Province of Ontario, sitting in the City of Toronto, with respect to any dispute arising from or related thereto.

(m)

Counterparts: This Agreement may be executed in two or more counterparts which when taken together shall constitute one and the same agreement. Delivery of counterparts may be effected by facsimile transmission thereof.

(n)

Facsimile Copies: The Corporation and the Agent shall be entitled to rely on a facsimile or an electronic copy of an executed Agreement and acceptance, including facsimile or electronic acceptance, by the Corporation, of such facsimile or electronic subscription shall be legally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms thereof.

If the foregoing is in accordance with your understanding, please sign and return this Agreement together with the other required documents signifying your agreement to purchase the Purchased Securities. You hereby authorize the Agent through which the Subscriber subscribed for the Purchased Securities, to deliver a copy of this Agreement on your behalf to the Corporation.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

EXECUTION PAGES

UNITS

TO:                 BE RESOURCES INC.
AND TO:       MGI SECURITIES INC.
AND TO:       CANACCORD FINANCIAL INC.

The undersigned hereby accepts the foregoing and agrees to be bound by the terms set forth herein and, without limitation, agrees that you may rely upon the covenants, representations and warranties of the undersigned contained herein.

DATED as of this         day of ___________, 2010.

Number of Offered Securities to be purchased
at $0.30 each:
Aggregate Purchase Price:
$
Name (full legal name of Subscriber) and
Residential Address of Subscriber:

(residential address, including postal code)

(telephone number)

(facsimile number)

By:

(signature)

(please print name)

(official capacity)

(social insurance number or federal
corporate/business account number)

If you are signing this Agreement as agent for a beneficial purchaser and are not a trust company, trust corporation or portfolio manager deemed to be purchasing as principal under NI 45-106, please provide the following information for each beneficial purchaser:

(name of beneficial purchaser)

(residential address and telephone number of
beneficial purchaser)

(social insurance number or federal
corporate/business account number)

The above-mentioned subscription is hereby accepted by BE Resources Inc.

DATED as of this day of _________ , 2010.

BE RESOURCES INC.

By:
Authorized Signing Officer

Schedule A

BE RESOURCES INC.
UP TO CDN$3,000,000
BEST EFFORTS PRIVATE PLACEMENT OF UNITS
TERM SHEET

ISSUER:	BE Resources Inc. (the “Corporation”) (TSXV:BER).

AGENT:	MGI Securities Inc. (the “Agent”).

DESCRIPTION OF AGENCY:	The Agent will act as the Corporation's exclusive agent to sell units (the “Units”) in the capital of the Corporation as presently constituted in a private placement (“Private Placement”) on a best efforts basis. The Agent is not obligated under any circumstances to purchase any Units but may choose to do so in its sole discretion.

OFFERING:	Private Placement of up to an aggregate of 10,000,000 Units, with each Unit being comprised of one common share in the capital of the Corporation (a “Unit Share”) and one half of one common share purchase warrant (each whole warrant a “Warrant”).

COMMON SHARE PURCHASE WARRANTS:	Each Warrant will entitle the holder thereof to purchase one additional common share in the capital of the Corporation (a “Warrant Share”) at an exercise price of $0.50 per Warrant Share to the extent such Warrant is exercised on or before the date that is 24 months from the Closing Date (as hereinafter defined). In the event that after four months and one day after the Closing Date, the closing price of the Corporation's common shares on the TSX Venture Exchange (or such other stock exchange on which the Corporation's shares are listed and where a majority of the trading volume occurs), for a period of ten (10) consecutive trading days equals or exceeds $0.75 per common share, the Corporation may, within five (5) days after such an event, provide notice to the warrant holders of early expiry of the Warrants held by each warrant holder and thereafter, such Warrants will expire at 3:30 p.m. (Toronto time) on the date which is twenty-one (21) days after the date of the notice to the warrant holders.

ISSUE PRICE:	CDN$0.30 per Unit.

SIZE OF THE OFFERING:	Up to an aggregate of $3,000,000.

FINANCIAL ADVISORY AGREEMENT:	In the event the Offering is successfully completed raising not less than $2,500,000 in aggregate gross proceeds, the Agent, the Corporation, and Canaccord agree to enter into a mutually acceptable financial advisory agreement (the "Advisory Agreement") whereby the Agent and Canaccord will act, for a period of 24-months following the Closing Date, as a financial advisor to the Corporation. The terms of the Advisory Agreement will be negotiated in good faith between the parties prior to the Closing Date.

USE OF PROCEEDS:	The proceeds of the Offering will be used to fund drilling activities at the Corporation’s Warm Spring property and for general working capital purposes.

OFFERING JURISDICTIONS:	The Offering will be effected on a private placement basis exempt from the prospectus requirements of the securities legislation, regulation, rules and policies of all Provinces and Territories of Canada and qualified purchasers resident outside of Canada and the United States.

CLOSING:	All subscriptions for the Units are anticipated to be completed and accepted by the Corporation on or before the close of business on June 1st, 2010 or such other dates as agreed to by the Agent and the Corporation (the “Closing Date”). Upon the closing of the Offering, funds are to be released to the Corporation net of Commission (as hereinafter defined) and expenses.

REPORTING ISSUER:	The Corporation is a reporting issuer in the Provinces of British Columbia, Alberta, and Ontario.

LISTING:	The Unit Shares and the Warrant Shares will be listed on the TSX Venture Exchange, a division of TSX Venture Exchange Inc.

PRIVATE PLACEMENT RESALE RESTRICTIONS:	The Unit Shares, the Warrant Shares and the Warrants comprised within the Units issued on Closing and any Warrant Shares issued upon due exercise of the Warrants will be subject to a hold period of 4 months and a day from the respective Closing Dates.

COSTS AND EXPENSES:	Whether or not the Offering is completed, reasonable costs related to the Offering, due diligence expenses, travel expenses and other expenses including the fees of the Agent’s designated legal counsel plus disbursements and taxes shall be borne by the Corporation.

AGENT’S COMPENSATION	A cash commission (the “Commission”) equal to 8% of the aggregate gross proceeds of the Offering shall be payable upon the closing of the Offering on the Closing Date. In addition, the Corporation will issue to the Agent, on the Closing Date, non-transferable compensation options (“Agent’s Compensation Options”) equal to 10% of the aggregate number of Units sold pursuant to the Offering. Each Agent’s Compensation Option entitles the Agent to purchase one Unit of the Corporation at a price of $0.30 per Unit at any time prior to the date that is 24 months from the Closing Date.

The parties agree and acknowledge that the Agent retains the option, in its own and sole discretion, to elect to take all or any portion of the Commission in the form of Units upon the closing of the Offering.

Schedule B

ALL SUBSCRIBERS

INFORMATION SHEET

Information to be completed by the Subscriber:

A.	Registration Form

The Subscriber, if not an individual, either [check appropriate box]:

[ ]	has previously filed with the TSX Venture Exchange (the “Exchange”) a Form 4C, Corporate Placee Registration Form and represents and warrants that there has been no change to any of the information in the Corporate Placee Registration Form previously filed with the Exchange up to the date hereof; or

[ ]	hereby delivers a completed Form 4C, Corporate Placee Registration Form, in the form attached as appendix A to this schedule B to the Corporation for filing with the Exchange.

B.	Present Ownership of Securities

The Subscriber either [check appropriate box];

[ ]	does not own directly or indirectly, or exercise control or direction over, any common shares of the Corporation or securities convertible into common shares of the Corporation; or

[ ]	owns directly or indirectly, or exercises control or direction over, ____________ outstanding common shares of the Corporation and convertible securities entitling the Subscriber to acquire additional common shares of the Corporation which, if converted, in the aggregate would represent ____________ common shares of the Corporation.

C.	Insider Status

The Subscriber either [check appropriate box]:

[ ]	is an “Insider” of the Corporation as defined in the policies of the Exchange, as follows:

	(a)	a director or senior officer of the Corporation;

	(b)	a director or senior officer of a company that is itself an insider or subsidiary of the Corporation;

	(c)	a person that beneficially owns or controls, directly or indirectly, voting shares of the Corporation carrying more than 10% of the voting rights attached to all the Corporation’s outstanding voting shares; or

	(d)	the Corporation itself if it holds any of its own securities of its own.

[ ]	is not an Insider of the Corporation.

D.	Member of “Pro Group”

The Subscriber either [check appropriate box]:

[ ]	is a Member of the “Pro Group” as defined in the Rules of the Exchange, as follows:

	(1)	subject to subparagraphs (2), (3) and (4), either individually or as a group:

		(a)	the member (i.e. a member of the Exchange under the Exchange requirements);

		(b)	employees of the member;

		(c)	partners, officers or directors of the member;

		(d)	affiliates of the member; and

		(e)	associates of any parties referred to in subparagraphs (a) through (e);

	(2)	the Exchange may, in its discretion, include a person or party in the Pro Group for the purposes of a particular calculation where the Exchange determines that the person is not acting at arm’s length with the member;

	(3)	the Exchange may, in its discretion, exclude a person from the Pro Group for the purposes of a particular calculation where the Exchange determines that the person is acting at arm’s length with the member;

	(4)	the member may deem a person who would otherwise be included in the Pro Group pursuant to subparagraph (1) to be excluded from the Pro Group where the member determines that:

		(a)	the person is an affiliate or associate of the member acting at arm’s length of the member;

		(b)	the associate or affiliate has a separate corporate and reporting structure;

		(c)	there are sufficient controls on information flowing between the member and the associate or affiliate; and

		(d)	the member maintains a list of such excluded persons; or

[ ]	is not a member of the Pro Group.

Appendix A to Schedule B

CORPORATE SUBSCRIBERS

THE TSX VENTURE EXCHANGE
PRIVATE PLACEMENT FORM

FORM 4C
CORPORATE PLACEE REGISTRATION FORM

Where subscribers to a Private Placement are not individuals, the following information about the Placee must be provided if such subscribers:

(a)	will hold more than 5% of the Issuer’s issued and outstanding Listed Shares on a upon completion of the Private Placement; or

(b)	are subscribing for more than 25% of the Private Placement.

This Form will remain on file with the Exchange. The corporation, trust, portfolio manager or other entity (the “Placee”) need only file it on one time basis, and it will be referenced for all subsequent Private Placements in which it participates. If any of the information provided in this Form changes, the Placee must notify the Exchange prior to participating in further placements with Exchange listed Issuers. If as a result of the Private Placement, the Placee becomes an Insider of the Issuer, Insiders of the Placee are reminded that they must file a Personal Information Form (2A) or, if applicable, Declarations, with the Exchange.

1.	Placee Information:

	(a)	Name: ______________________________________________________________

	(b)	Complete Address: ____________________________________________________

___________________________________________________________________

	(c)	Jurisdiction of Incorporation or Creation: ___________________________________

2.	(a) Is the Placee purchasing securities as a portfolio manager: (Yes/No)? __________________

	(b)	Is the Placee carrying on business as a portfolio manager outside of Canada: (Yes/No)? ____

3.	If the answer to 2(b) above was “Yes”, the undersigned certifies that:

(a)

It is purchasing securities of an Issuer on behalf of managed accounts for which it is making the investment decision to purchase the securities and has full discretion to purchase or sell securities for such accounts without requiring the client’s express consent to a transaction;

(b)

it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a “portfolio manager” business) in ____________________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

	(c)	it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

	(d)	the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000; and

(e)

it has no reasonable grounds to believe, that any of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer has a beneficial interest in any of the managed accounts for which it is purchasing.

4.	If the answer to 2(a) above was “No”, please provide the names and addresses of Control Persons of the Placee:

Name *	City	Province or State	Country

*	If the Control Person is not an individual, provide the name of the individual that makes the investment decisions on behalf of the Control Person.

The undersigned acknowledges that it is bound by the provisions of applicable Securities Law, including provisions concerning the filing of insider reports and reports of acquisitions.

Dated at ___________________ on ___________________

(Authorized Signature)

(Official Capacity - please print)

(Please print name of individual whose signature appears above)

Acknowledgement - Personal Information

“Personal Information” means any information about an identifiable individual, and includes information contained in sections 1, 2 and 4, as applicable, of this Form.

The undersigned hereby acknowledges and agrees that it has obtained the express written consent of each individual to:

(a)	the disclosure of Personal Information by the undersigned to the Exchange (as defined in Appendix 6B) pursuant to this Form; and

(b)	the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 6B or as otherwise identified by the Exchange, from time to time.

Dated at ___________________ on ___________________

(Name of Purchaser - please print)

(Authorized Signature)

(Official Capacity - please print)

(Please print name of individual whose signature appears above)

THIS IS NOT A PUBLIC DOCUMENT

Schedule C

ALL SUBSCRIBERS

REGISTRATION AND DELIVERY INSTRUCTIONS

Delivery: Please deliver the certificates representing the Purchased Securities to:

Name

Account reference, if applicable

Contact name

Address, including postal code

Telephone number

Registration: The certificates representing the Purchased Securities which are to be delivered at Closing should be registered as follows:

Name

Account reference, if applicable

Address, including postal code

Words and terms herein with the initial letter or letters thereof capitalized and defined in the Agreement shall have the meanings given to such capitalized words and terms in the Agreement.

Schedule D

ALL CANADIAN SUBSCRIBERS

IF YOUR SUBSCRIPTION PRICE EXCEEDS $150,000 AND SUBSECTION 4B(b) OF THIS AGREEMENT APPLIES TO YOU, YOU ARE NOT REQUIRED TO COMPLETE AND SIGN THIS CERTIFICATE.

TO:	BE RESOURCES INC.
AND TO:	MGI SECURITIES INC.

CERTIFICATE

In connection with the purchase of units (the “Purchased Securities”) of Champion Minerals Inc. (the “Corporation”), the undersigned hereby represents, warrants and certifies that:

I.	ALL SUBSCRIBERS PURCHASING UNDER THE “ACCREDITED INVESTOR” EXEMPTION OR THE “AFFILIATE” EXEMPTION

1.	the Subscriber is resident in a jurisdiction of Canada, is subject to the securities laws of a jurisdiction of Canada or is a non-Canadian portfolio manager.

2.	the Subscriber is purchasing the Purchased Securities as principal or is deemed under National Instrument 45-106 - Prospectus and Registration Exemptions of the Canadian Securities Administrators (“NI 45-106”) to be purchasing the Purchased Securities as principal; and

3.	the Subscriber is an “accredited investor” within the meaning of NI 45-106 by virtue of satisfying the indicated criterion as set out in appendix “A” to this certificate (YOU MUST ALSO INITIAL OR PLACE A CHECK-MARK ON THE APPROPRIATE LINE IN APPENDIX A ATTACHED TO THIS CERTIFICATE);

The above representations and warranties will be true and correct both as of the execution of this certificate and as of the closing time of the purchase and sale of the Purchased Securities and the undersigned acknowledges that they will survive the completion of the issue of the Purchased Securities.

The undersigned acknowledges that the foregoing representations and warranties are made by the undersigned with the intent that they be relied upon in determining the suitability of the Subscriber as a purchaser of the Purchased Securities and that this certificate is incorporated into and forms part of the Subscription Agreement and the undersigned undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the closing time of the purchase and sale of the Purchased Securities.

Dated: ________________________, 2010.

Print name of Subscriber (or person signing as agent)

By:	Signature

Title

(please print name of individual whose signature
appears above, if different from name of Subscriber
or agent printed above)

Appendix A to Schedule D

Accredited Investor - (defined in NI 45-106) means:

(a)	a Canadian financial institution or an authorized foreign bank named in Schedule III of the Bank Act (Canada),

(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

(c)

a subsidiary of any person referred to in paragraph (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

(d)

a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),

(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly-owned entity of the Government of Canada or a jurisdiction of Canada,

(g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Quebec,

(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada,

(j)

an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000,

(k)

an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000,

(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements,

(n)	an investment fund that distributes or has distributed its securities only to,

(i) a person that is or was an accredited investor at the time of the distribution,

(ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] and 2.19 [Additional investment in investment funds] of NI 45-106, or

	(iii)	a person described in paragraph (i) or (ii) immediately above that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45- 106,

(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt,

(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

(q)	a person acting on behalf of a fully managed account managed by that person, if that person:

	(i)	is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

	(ii)	in Ontario, is purchasing a security that is not a security of an investment fund,

(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function,

(t)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser, or

(v)

a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as an accredited investor, or an exempt purchaser in Alberta or British Columbia after NI 45-106 came into force.

NOTE:	The investor must initial or place a check-mark beside the portion of the above definition applicable to the investor.

For the purposes hereof:

(a)	“Canadian financial institution” means

(i)

an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of the Cooperative Credit Associations Act (Canada), or

(ii)

a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(b)

“control person” has the meaning ascribed to that term in securities legislation except in Manitoba, Ontario, Quebec, Nova Scotia, Newfoundland and Labrador, Prince Edward Island, the Northwest Territories and Nunavut where “control person” means any person that holds or is one of a combination of persons that hold

	(i)	a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or

	(ii)	more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of that issuer;

(c)	“eligibility adviser” means

	(i)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed, and

(ii)

in Saskatchewan or Manitoba, also means a lawyer who is a practising member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

		(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons, and

(B)

have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(d)	“executive officer” means, for an issuer, an individual who is

	(i)	a chair, vice-chair or president,

	(ii)	a vice-president in charge of a principal business unit, division or function including sales, finance or production, or

	(iii)	performing a policy-making function in respect of the issuer;

(e)	“financial assets” means (i) cash, (ii) securities or (iii) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(f)	“founder” means, in respect of an issuer, a person who,

	(i)	acting alone, in conjunction or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

	(ii)	at the time of the trade is actively involved in the business of the issuer;

(g)

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(h)	“investment fund” has the meaning ascribed thereto in National Instrument 81-106 - Investment Fund Continuous Disclosure;

(i)	“person” includes

	(i)	an individual,

	(ii)	a corporation,

	(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

	(iv)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

(j)	“related liabilities” means

	(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

	(ii)	liabilities that are secured by financial assets;

(k)	“spouse” means, an individual who,

	(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

	(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(iii)

in Alberta, is an individual referred to in paragraph (i) or (ii) immediately above or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(l)	“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary;

Affiliated Entities and Control

1.	An issuer is considered to be an affiliate of another issuer if one of them is the subsidiary of the other, or if each of them is controlled by the same person.

2.	A person (first person) is considered to control another person (second person) if

(a)

the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless the first person holds the voting securities only to secure an obligation,

	(b)	the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests in the partnership, or

	(c)	the second person is a limited partnership and the general partner of the limited partnership is the first person.

All monetary references are in Canadian Dollars.

SCHEDULE E

DECLARATION FOR REMOVAL OF LEGEND

To:     The registrar and transfer agent for the Common Shares and Warrants of

BE Resources Inc. (the “Company”)

The undersigned (A) acknowledges that the sale of _________________, represented by certificate number ________________, to which this declaration relates, has been made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “1933 Act”), and (B) certifies that (1) the undersigned is not an “affiliate” (as defined in Rule 405 under the 1933 Act) of the Company; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (b) the transaction was or is being executed in, on or through the facilities of the TSX Venture Exchange, and neither the seller nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the 1933 Act); (5) the seller does not intend to replace such securities with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S under the 1933 Act, is part of a plan or scheme to evade the registration provisions of the 1933 Act. Terms used herein have the meanings given to them by Regulation S under the 1933 Act.

By:___________________________	Date:

Signature
___________________________

Name (please print)